Exhibit 99.1

Harmonic Announces Second Quarter 2011 Results

International Revenue Up 26% Year-Over-Year on Pro Forma Basis

SAN JOSE, Calif.—July 21, 2011—Harmonic Inc. (NASDAQ: HLIT), a global leader in video infrastructure solutions, today announced its preliminary and unaudited results for the quarter ended July 1, 2011. Results for 2011 include contributions from Omneon Inc., acquired on September 15, 2010.

Net revenue for the second quarter of 2011 was $134.0 million, up from $95.5 million in the second quarter of 2010. International sales represented 59% of total revenue for the second quarter of 2011. For the first six months of 2011, net revenue was $266.8 million, up from $180.4 million in the same period of 2010. Total bookings in the second quarter of 2011 were approximately $131.7 million, up from approximately $103.9 million for the second quarter of 2010.

The Company reported GAAP net income for the second quarter of 2011 of $0.4 million, or $0.00 per diluted share, compared to net income of $4.4 million, or $0.05 per diluted share, for the second quarter of 2010. For the first six months of 2011, GAAP net income was $0.9 million, or $0.01 per diluted share, compared to $9.8 million, or $0.10 per diluted share, for the same period of 2010. Non-GAAP net income for the second quarter of 2011 was $10.5 million, or $0.09 per diluted share, compared to $9.1 million, or $0.09 per diluted share, for the same period of 2010. For the first six months of 2011, non-GAAP net income was $20.7 million, or $0.18 per diluted share, compared to $15.0 million, or $0.15 per diluted share, for the same period of 2010. See “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Net Income Reconciliation” below.

For the second quarter of 2011, Harmonic had GAAP gross margins of 46% and GAAP operating margins of 1%, compared to 48% and 4%, respectively, for the same period of 2010. Non-GAAP gross margins were 51% and non-GAAP operating margins were 11% for the second quarter of 2011, compared to 51% and 13%, respectively, for the same period of 2010.

As of July 1, 2011, the Company had cash, cash equivalents and short-term investments of $134.3 million, up from $117.3 million as of April 1, 2011.

“While our international business grew 26% year-over-year on a pro-forma basis, we saw reduced demand from our domestic customers in the second quarter,” said Patrick Harshman, President and Chief Executive Officer. “We’re pleased to see our Omneon revenue up 14% from the prior quarter. We are also optimistic about the progress with both international and domestic customers on a range of new Internet and multiscreen video initiatives. We remain focused on carefully managing our operational expenses while executing our growth strategy.”

Business Outlook

Harmonic anticipates net revenue in a range of $130 million to $140 million for the third quarter of 2011 and $540 million to $550 million for the full year of 2011. GAAP gross margins and operating expenses for the third quarter of 2011 are expected to be in the range of 45% to 47% and $60 to $61 million, respectively. Non-GAAP gross margins and operating expenses for the third quarter of 2011, which will exclude charges for stock-based compensation and the amortization of intangibles, are anticipated to be in the range of 50% to 52% and $53 to $54 million, respectively.

Conference Call Information

Harmonic will host a conference call today to discuss its financial results at 2:00 P.M. Pacific (5:00 P.M. Eastern). A listen-only broadcast of the conference call can be accessed on the Company’s website at www.harmonicinc.com or by calling +1.706.634.9047 (conference identification code 51970033). The replay will be available after 6:00 p.m. Pacific at the same website address or by calling +1.706.645.9291 (conference identification code 51970033).

About Harmonic Inc.

Harmonic Inc. (NASDAQ: HLIT) provides infrastructure that powers the video economy. The company enables content and service providers to efficiently create, prepare, and deliver differentiated video services for television and new media platforms. More information is available at www.harmonicinc.com.

Legal Notice Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements related to our expectations: regarding our final results for the second quarter ended July 1, 2011; our progress with international and domestic customers on a range of new Internet and multiscreen video initiatives; our focus on managing expenses while executing our growth strategy; and regarding net revenue, GAAP gross margins, GAAP operating expenses, non-GAAP gross margins and non-GAAP operating expenses for the third quarter of 2011 and net revenue for the full year. Our expectations regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include the possibility, in no particular order, that: we will not be able to fully integrate Omneon into our business as effectively or efficiently as expected; Omneon does not provide Harmonic with the benefits that we expected from the acquisition; the trends toward more high-definition, on-demand and anytime, anywhere video will not continue to develop at its current pace, or at all; the possibility that our products will not generate sales that are commensurate with our expectations; the mix of products and services sold in various geographies and the effect it has on gross margins; delays or decreases in capital spending in the cable, satellite and telco and broadcast and media industries; customer concentration and consolidation; the impact of general economic conditions, including recent turmoil in the global financial markets, particularly on our European and other international sales and operations; market acceptance of new or existing Harmonic products; losses of one or more key customers; risks associated with Harmonic’s international operations; inventory management; the lack of timely availability of parts or raw materials necessary to produce our products; the impact of increases in the prices of raw materials and oil; the effect of competition; difficulties associated with rapid technological changes in Harmonic’s markets; the need to introduce new and enhanced products and the risk that our product development is not timely or does not result in expected benefits or market acceptance; risks associated with unpredictable sales cycles; our dependence on contract manufacturers; and the risks that our international sales and support center will not provide the operational or tax benefits that we anticipate or that its expenses exceed our plans. The forward-looking statements contained in this press release are also subject to other risks and uncertainties, including those more fully described in Harmonic’s filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2010, our Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K. The forward-looking statements in this press release are based on information available to the Company as of the date hereof, and Harmonic disclaims any obligation to update any forward-looking statements.

Harmonic Inc.

Condensed Consolidated Balance Sheets

(Unaudited)

	July 1, 2011	December 31, 2010
	(In thousands)
ASSETS
Current assets:
Cash and cash equivalents	$70,370	$96,533
Short-term investments	63,928	23,838
Accounts receivable, net	117,861	101,652
Inventories	61,064	58,065
Deferred income taxes	39,849	39,849
Prepaid expenses and other current assets	26,399	28,614

Total current assets	379,471	348,551

Property and equipment, net	39,678	39,825
Goodwill, intangibles and other assets	317,212	332,010

Total assets	$736,361	$720,386

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$30,594	$26,300
Income taxes payable	126	6,791
Deferred revenue	47,617	46,279
Accrued liabilities	39,486	51,283

Total current liabilities	117,823	130,653

Income taxes payable, long-term	48,622	48,883
Deferred income taxes, long-term	15,635	14,849
Other non-current liabilities	7,851	5,798

Total liabilities	189,931	200,183

Stockholders’ equity:
Common stock	2,422,584	2,397,783
Accumulated deficit	(1,875,962)	(1,876,868)
Accumulated other comprehensive loss	(192)	(712)

Total stockholders’ equity	546,430	520,203

Total liabilities and stockholders’ equity	$736,361	$720,386

Harmonic Inc.

Condensed Consolidated Statements of Operations

(Unaudited)

	Three months ended		Six months ended
	July 1, 2011	July 2, 2010	July 1, 2011	July 2, 2010
	(In thousands, except per share amounts)
Net revenue	$133,996	$95,544	$266,831	$180,366
Cost of revenue	72,168	49,862	143,148	93,879

Gross profit	61,828	45,682	123,683	86,487

Operating expenses:
Research and development	25,662	16,977	51,811	33,943
Selling, general and administrative	32,543	24,074	66,107	44,919
Amortization of intangibles	2,230	534	4,459	1,067

Total operating expenses	60,435	41,585	122,377	79,929

Income from operations	1,393	4,097	1,306	6,558

Interest and other income, net	(225)	299	(240)	312

Income before income taxes	1,168	4,396	1,066	6,870

Provision for (benefit from) income taxes	778	(49)	160	(2,894)

Net income	$390	$4,445	$906	$9,764

Net income per share:
Basic	$0.00	$0.05	$0.01	$0.10

Diluted	$0.00	$0.05	$0.01	$0.10

Weighted average shares:
Basic	114,939	96,998	114,387	96,845
Diluted	116,298	97,570	116,143	97,529

Harmonic Inc.

Condensed Consolidated Statements of Cash Flows

(Unaudited)

	Six months ended
	July 1, 2011	July 2, 2010
	(In thousands)
Cash flows from operating activities:
Net income	$906	$9,764
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization of intangibles	15,092	5,231
Depreciation	6,824	4,404
Stock-based compensation	11,094	6,663
Net loss on disposal of fixed assets	103	27
Deferred income taxes	76	(1,422)
Other non-cash adjustments, net	322	1,076
Changes in assets and liabilities:
Accounts receivable, net	(16,209)	(6,529)
Inventories	(2,994)	(7,724)
Prepaid expenses and other assets	2,783	90
Accounts payable	4,780	(1,616)
Deferred revenue	788	4,595
Income taxes payable	(6,925)	(2,211)
Accrued excess facility costs	556	(3,398)
Accrued and other liabilities	(8,056)	(3,467)

Net cash provided by operating activities	9,140	5,483

Cash flows from investing activities:
Purchases of investments	(62,009)	(39,035)
Proceeds from sales and maturities of investments	21,594	66,127
Acquisition of property and equipment	(8,502)	(13,175)
Other acquisitions	(250)	—

Net cash provided by (used in) investing activities	(49,167)	13,917

Cash flows from financing activities:
Proceeds from lease financing liability	—	12,385
Proceeds from issuance of common stock, net	13,703	3,833

Net cash provided by financing activities	13,703	16,218

Effect of exchange rate changes on cash and cash equivalents	161	(202)

Net increase (decrease) in cash and cash equivalents	(26,163)	35,416
Cash and cash equivalents at beginning of period	96,533	152,477

Cash and cash equivalents at end of period	$70,370	$187,893

Harmonic Inc.

Revenue Information

(Unaudited)

	Three months ended				Six months ended
	July 1, 2011		July 2, 2010		July 1, 2011		July 2, 2010
	(In thousands, except percentages)
Product
Video Processing	$51,525	38%	$49,998	52%	$115,283	43%	$88,888	49%
Production and Playout	25,453	19%	—	0%	46,386	17%	—	0%
Edge and Access	40,178	30%	34,263	36%	71,354	27%	69,807	39%
Services and Support	16,840	13%	11,283	12%	33,808	13%	21,671	12%

Total	$133,996	100%	$95,544	100%	$266,831	100%	$180,366	100%

Geography
United States	$55,578	41%	$49,259	52%	$114,532	43%	$91,850	51%
International	78,418	59%	46,285	48%	152,299	57%	88,516	49%

Total	$133,996	100%	$95,544	100%	$266,831	100%	$180,366	100%

Market
Cable	$64,142	48%	$53,106	56%	$120,062	45%	$109,123	60%
Satellite and Telco	28,193	21%	32,403	34%	63,345	24%	52,201	29%
Broadcast and Media	41,661	31%	10,035	10%	83,424	31%	19,042	11%

Total	$133,996	100%	$95,544	100%	$266,831	100%	$180,366	100%

Note: We have revised our market categories to combine the Telco revenue with the Satellite category. The data for prior periods has been revised to conform with this presentation.

Use of Non-GAAP Financial Measures

In establishing operating budgets, managing its business performance, and setting internal measurement targets, the Company excludes a number of items required by GAAP. Management believes that these accounting charges and credits, most of which are non-cash or non-recurring in nature, are not useful in managing its operations and business. Historically, the Company has also publicly presented these supplemental non-GAAP measures in order to assist the investment community to see the Company “through the eyes of management,” and thereby enhance understanding of its operating performance. The non-GAAP measures presented here are gross margins, operating expense, net income and net income per share. The presentation of non-GAAP information is not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP, and is not necessarily comparable to non-GAAP results published by other companies. A reconciliation of the historical non-GAAP financial measures discussed in this press release to the most directly comparable historical GAAP financial measures is included with the financial statements contained in this presentation. The non-GAAP adjustments described below have historically been excluded from our GAAP financial measures. These adjustments are excess facilities charges, severance charges, acquisition related costs, discrete tax items and adjustments and non-cash items, such as stock-based compensation expense and amortization of intangibles.

Harmonic Inc.

GAAP to Non-GAAP Net Income Reconciliation

(Unaudited)

	Three months ended
	July 1, 2011			July 2, 2010
	Gross Profit	Operating Expense	Net Income	Gross Profit	Operating Expense	Net Income
	(In thousands, except per share amounts)
GAAP	$61,828	$60,435	$390	$45,682	$41,585	$4,445

Cost of revenue related to stock-based compensation expense	762	—	762	527	—	527
Research and development expense related to stock-based compensation expense	—	(1,771)	1,771	—	(1,158)	1,158
Selling, general and administrative expense related to stock-based compensation expense	—	(2,559)	2,559	—	(1,734)	1,734
Selling, general and administrative expense related to severance costs	—	—	—	—	(207)	207
Acquisition costs related to Omneon	—	—	—	—	(2,389)	2,389
Amortization of intangibles	5,491	(2,230)	7,721	2,082	(534)	2,616
Discrete tax items and adjustments	—	—	(2,717)	—	—	(3,957)

Non-GAAP	$68,081	$53,875	$10,486	$48,291	$35,563	$9,119

GAAP net income per share - basic			$0.00			$0.05

GAAP net income per share - diluted			$0.00			$0.05

Non-GAAP net income per share - basic			$0.09			$0.09

Non-GAAP net income per share - diluted			$0.09			$0.09

Shares used in per share calculation - basic			114,939			96,998

Shares used in per share calculation - diluted			116,298			97,570

	Six months ended
	July 1, 2011			July 2, 2010
	Gross Profit	Operating Expense	Net Income	Gross Profit	Operating Expense	Net Income
	(In thousands, except per share amounts)
GAAP	$123,683	$122,377	$906	$86,487	$79,929	$9,764

Cost of revenue related to stock-based compensation expense	1,509	—	1,509	1,005	—	1,005
Research and development expense related to stock-based compensation expense	—	(3,607)	3,607	—	(2,266)	2,266
Selling, general and administrative expense related to stock-based compensation expense	—	(5,978)	5,978	—	(3,391)	3,391
Selling, general and administrative expense related to excess facility costs, severance costs and other non-recurring expenses	—	(409)	409	—	(207)	207
Acquisition costs related to Omneon	—	—	—	—	(2,389)	2,389
Amortization of intangibles	10,633	(4,459)	15,092	4,164	(1,067)	5,231
Discrete tax items and adjustments	—	—	(6,755)	—	—	(9,302)

Non-GAAP	$135,825	$107,924	$20,746	$91,656	$70,609	$14,951

GAAP net income per share - basic			$0.01			$0.10

GAAP net income per share - diluted			$0.01			$0.10

Non-GAAP net income per share - basic			$0.18			$0.15

Non-GAAP net income per share - diluted			$0.18			$0.15

Shares used in per share calculation - basic			114,387			96,845

Shares used in per share calculation - diluted			116,143			97,529

Harmonic Inc.

Proforma Revenue Information

(Unaudited)

	Three months ended								Year ended		Three months ended
	April 2, 2010		July 2, 2010		October 1, 2010		December 31, 2010		December 31, 2010		April 1, 2011		July 1, 2011
	(In thousands, except percentages)
Product
Video Processing	$38,890	34%	$49,998	39%	$51,005	39%	$63,005	45%	$202,898	40%	$63,758	47%	$51,525	38%
Production and Playout	24,828	22%	26,589	21%	26,024	20%	27,699	20%	105,140	21%	22,408	17%	25,453	19%
Edge and Access	35,544	32%	34,263	27%	34,712	27%	30,787	22%	135,306	26%	31,176	23%	40,178	30%
Services and Support	13,777	12%	16,623	13%	17,760	14%	17,514	13%	65,674	13%	17,566	13%	16,840	13%

Total	$113,039	100%	$127,473	100%	$129,501	100%	$139,005	100%	$509,018	100%	$134,908	100%	$133,996	100%

Geography
United States	$49,632	44%	$65,456	51%	$62,415	48%	$64,230	46%	$241,733	47%	$60,608	45%	$55,578	41%
International	63,407	56%	62,017	49%	67,086	52%	74,775	54%	267,285	53%	74,300	55%	78,418	59%

Total	$113,039	100%	$127,473	100%	$129,501	100%	$139,005	100%	$509,018	100%	$134,908	100%	$133,996	100%

Market
Cable	$56,441	50%	$53,555	42%	$63,419	49%	$65,817	47%	$239,232	47%	$55,950	42%	$64,142	48%
Satellite and Telco	25,030	22%	36,218	28%	28,212	22%	28,455	21%	117,915	23%	35,388	26%	28,193	21%
Broadcast and Media	31,568	28%	37,700	30%	37,870	29%	44,733	32%	151,871	30%	43,570	32%	41,661	31%

Total	$113,039	100%	$127,473	100%	$129,501	100%	$139,005	100%	$509,018	100%	$134,908	100%	$133,996	100%

NOTE: Data includes a full quarter proforma revenue for Omneon, including certain deferred revenue excluded in reported results, for the periods prior to the three months ended July 1, 2011. We have revised our market categories to combine Telco revenue with the Satellite category. The data for prior periods has been revised to conform with this presentation.